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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

April 20, 1999

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Special Equity Fund, Inc. for the quarter ended March 31, 1999. The net asset value per share on that date was $19.78. Regular dividends are reviewed semi-annually; therefore, no dividend was declared for the quarter. The Board of Directors will review the next regular dividend in June.

INVESTMENT REVIEW

     During the quarter ended March 31, 1999, Cohen & Steers Special Equity Fund had a total return of -5.3%. By comparison, the NAREIT Equity REIT Index total return was -5.6%.

     REITs posted their fifth consecutive quarter of negative returns -- the first time ever in the history of the NAREIT Equity REIT Index. In late March REIT share prices re-tested the lows reached in October of 1998, when the equity markets fell sharply due to fears of recession and a credit crunch. The decline in REIT share prices, which began in December of 1997, has now persisted for 15 months and has eclipsed the magnitude of the average REIT bear market, as illustrated in the following table:

-------------------------------------------------------------------------
EQUITY REIT                        PRICE          TOTAL         DURATION
BEAR MARKET                       DECLINE        RETURN         (MONTHS)
-------------------------------------------------------------------------
9/72 - 12/74                       -48.3%        -37.0%           27
8/79 -  4/80                       -15.9%        -11.1%            8
6/81 -  7/82                       -15.8%         -7.1%           13
2/87 - 10/87                       -20.9%        -17.1%            8
8/89 - 10/90                       -34.4%        -24.2%           14
9/93 - 11/94                       -17.5%        -10.9%           14
AVERAGE                            -25.5%        -17.9%           14
12/97 - 3/99                       -27.6%        -21.3%           15

     Importantly, the two bear markets that were deeper than the current one were both accompanied by economic recessions and real estate depressions. Severe overbuilding, which led to unusually high vacancy rates and bankruptcies, precipitated the real estate problems in those previous bear markets. By contrast, the U.S. economy today appears quite strong and real estate fundamentals are not only extremely healthy but appear to be improving. Fourth quarter earnings for the REIT industry grew by 15% according to industry sources, with much of that improvement coming from strong growth in rents. In addition, recent statistics indicate continued low vacancy rates and a decline in new construction for every major property type, suggesting that fears of potential overbuilding are unfounded.

     Surprisingly, in the first quarter REIT share prices gave back the gains made in November of 1998. At that time we believed that REIT fundamentals would benefit from the shut down in real estate capital flows, which would lead to less competition and less development, and the Federal Reserve's monetary easing, which would stimulate the economy and demand for space. REIT performance since then contrasts sharply to the performance of the broader equity indexes, which have made significant gains since the Federal Reserve began to reduce interest rates (the Standard & Poor's 500 Index is 39.3% higher than its October low and the Russell 2000 Index is 30.9% higher).

     Because REIT share prices are generally unchanged since October 1998, cash flow multiples have contracted to record low levels -- 8.5 times forward cash flow, a result of continued strong cash flow growth. Stock valuations, by comparison, have expanded from 24.2 times earnings to 30.0 times earnings, as measured by the S&P 500 Index.

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                                       1



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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

INVESTMENT OUTLOOK

     We believe the single best factor working in favor of REITs, and real estate in general, is the strength of the U.S. economy. Continued strong employment growth, productivity gains and consumer confidence have re-ignited corporate expansion plans that were shelved in the fourth quarter of last year. In low barrier markets where development has been strong, the resurgence in demand has forestalled any softening in occupancies or rents. In high barrier markets where development has been modest, the resurgence in demand has caused rent growth to accelerate. Looking forward, global GDP growth is expected to accelerate to 3.2% in 2000, driven in part by recoveries in regions such as Asia and Latin America. Just about every economic and fiscal indicator points to a continuance of the favorable conditions for the economy and real estate. Even the issue of deflation, which hurt REIT share prices last year, has now shifted at the margin to prospects for rising inflation because global growth is accelerating and commodity prices seem to have bottomed.

     For the time being, the public market and private market differ in their real estate outlooks. On one hand, the discounts ascribed to public company share prices have widened, suggesting a higher risk premium for uncertainty about the future health of rents, occupancies and property values. Because occupancies are full, incremental demand in most markets should be met with new supply, which would likely prevent a significant acceleration in fundamentals. This may account for the sector's inability to attract investors away from other equity alternatives. Over the past seven years, by contrast, the public market eagerly financed REIT growth as landlords enjoyed the multiplier effect of both rising occupancies and rents. In the private market, however, underlying fundamentals are strong and capital flows are increasing, thereby supporting transaction activity and property prices. The divergence in views by the public and private markets has implications for both company business plans and REIT investment strategies.

     The public market may experience a sustained period whereby the high cost of equity precludes portfolio growth, despite healthy fundamentals and strong private market acquisition and development activity. In the 1980's the same phenomenon occurred and prevented public companies from committing the investment mistakes that their private market competitors committed. If external growth opportunities are limited, public companies in our view will be forced to rely on internal resources to create shareholder value. We believe that the REITs that will prosper in this environment will sell assets, turn capital more quickly, raise the hurdle rate on new investments, maximize internal growth, continue to expand dominant market concentrations, and create ways to exploit their franchises without investing capital. Companies should also seek to insulate themselves from low barrier markets and commodity-like assets.

INVESTMENT STRATEGY

     We are emphasizing three broad themes that are designed to excel in the current environment: companies with unique franchises that can grow by internal means, companies whose share prices will benefit from the discrepancy in private versus public valuations, and special situations that are asynchronous to the general property market cycle. In terms of property sectors, we increased our weightings in the Office, Hotel/Gaming, Health Care, and CMBS (commercial mortgage-backed securities) sectors in the fourth quarter of 1998. We continue to believe that in equilibrium these sectors offer the best potential for capital appreciation. The Fund has no exposure to Retail real estate companies, whose prospects should continue to be clouded by the competitive threat of e-Commerce, in our opinion.

     The Fund's more significant holdings have, in our opinion, unique franchise positions and growth prospects within their existing portfolios and business lines. Examples include Starwood Hotels & Resorts, which has only begun to exploit new profit opportunities, such as its recently announced frequent guest program, arising from the combination of the Sheraton and Westin hotel brands. Alexander's owns one of the most valuable mixed-use development sites located in New York City, which we believe is currently the best real estate market in the country. Station Casinos controls nearly 40% of the 'locals' gaming market in Las Vegas, which has barriers to competition through zoning restrictions, and has ongoing master-planned expansion opportunities at each of its properties. LNR

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

Property Corp. is the dominant investor and service provider in the CMBS market, which has become a significant provider of capital to the real estate industry.

     In our opinion, the best real estate investments today exist in the public market, where the average public company is trading at a 15% discount to real estate value. This arbitrage is attracting many opportunists, including company management, real estate opportunity funds, and non-real estate merger and acquisition firms. Five companies have recently announced transactions that would create shareholder value either through a liquidation, management buyout, or third party 'hostile' acquisition. Obviously, these transactions demonstrate the asset value inherent in real estate companies. In addition, continuance of this activity will shrink the equity base in the public market and improve the supply-demand picture for REIT shares.

     Regarding our main contrarian theme for 1999, we have been early in increasing our nursing home sector weighting. Share prices of both nursing home owners and operators have continued to decline as the industry struggles through its transition to the new Medicare reimbursement system. There will be winners in the new system, but the sector's high level of debt has made the transition very difficult. The financial restructuring that must occur in the nursing home sector will, in our opinion, create real estate acquisition and finance opportunities not seen since the Resolution Trust Corporation worked out the real estate industry in the early 1990's. We continue to believe that several companies have significant long-term return potential and will selectively add to our positions, which include HCR Manor Care and Ventas.

     Although absolute and relative valuations have been at record low levels for the past nine months, value has not yet elicited broad investor interest in REITs. One seemingly natural constituency -- value-oriented equity mutual funds -- is not positioned to buy REIT shares as value funds contend with under-performance and fund outflows. We have written that valuations have been compelling for some time and, at the risk of diluting the message, continue to believe that these valuations cannot persist indefinitely. For the foreseeable future, we believe that the factors are in place to drive convergence between the private and public real estate markets and, at a minimum, opportunistic and institutional real estate investors will increasingly allocate capital to REITs. As a result, we believe there is a high probability that public valuations will rise.

Sincerely,

                        Martin Cohen                       Robert H. Steers
                        Martin Cohen                       Robert H. Steers
                        President                          Chairman




                                  Joseph M. Harvey
                                  Joseph M. Harvey
                                  Director of Research
                                  Cohen & Steers Capital Management, Inc.

   Cohen & Steers is online at WWW.COHENANDSTEERS.COM. Visit our website for daily NAVs, portfolio information, performance information, recent news articles, literature and insights on the REIT market.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS
                           MARCH 31, 1999 (UNAUDITED)

                                                                          NUMBER                      % OF
                                                                        OF SHARES       VALUE      NET ASSETS
                                                                        ----------   -----------   ----------
EQUITIES
      Starwood Hotels & Resorts Worldwide.........................        160,600    $ 4,587,137      10.75%
     *Alexander's.................................................         62,200      4,214,050       9.88
      LNR Property Corp...........................................        210,800      4,163,300       9.76
      Vornado Realty Trust........................................         93,700      3,232,650       7.58
     *HCR Manor Care..............................................        129,900      2,963,344       6.95
     *Station Casinos.............................................        209,800      2,674,950       6.27
      SL Green Realty Corp........................................        119,500      2,248,094       5.27
    **Brookfield Properties Corp..................................        189,900      2,234,413       5.24
      Mack-Cali Realty Corp.......................................         74,700      2,194,312       5.14
     *Alternative Living Services.................................         91,900      1,838,000       4.31
     *Crescent Operating..........................................        454,700      1,648,288       3.86
      Forest City Enterprises -- Class A..........................         61,900      1,497,206       3.51
     *Assisted Living Concepts....................................        413,200      1,472,025       3.45
      Crescent Real Estate Equities Co............................         67,000      1,440,500       3.37
     *Promus Hotel Corp...........................................         36,300      1,320,413       3.09
     *Reckson Services Industries.................................        290,100      1,305,450       3.06
      Ventas......................................................        194,900      1,169,400       2.74
     *Trammell Crow Co............................................         58,300      1,078,550       2.53
      Apartment Investment & Management Co. -- Class A............         27,100        982,375       2.30
     *Omega Worldwide.............................................        253,200        949,500       2.23
     *American Retirement Corp....................................         49,800        715,875       1.68
                                                                                     -----------   ----------
            TOTAL EQUITIES (Identified cost -- $56,344,442).......                    43,929,832     102.97
                                                                                     -----------   ----------

                                                                        PRINCIPAL
                                                                          AMOUNT
                                                                        ----------
COMMERCIAL PAPER
      Premium Financial Corp., 4.85%, due 4/1/99..................      $1,333,000     1,333,000       3.12
      Volkswagen America Corp., 4.85%, due 4/1/99.................       1,332,000     1,332,000       3.12
                                                                                     -----------   ----------
            TOTAL COMMERCIAL PAPER
               (Identified cost -- $2,665,000)....................                     2,665,000       6.24
                                                                                     -----------   ----------
TOTAL INVESTMENTS (Identified cost -- $59,009,442)................                    46,594,832     109.21
LIABILITIES IN EXCESS OF OTHER ASSETS.............................                    (3,928,508)     (9.21)
                                                                                     -----------   ----------
NET ASSETS (Equivalent to $19.78 per share based on 2,157,056
   shares of capital stock outstanding)...........................                   $42,666,324     100.00%
                                                                                     -----------   ----------
                                                                                     -----------   ----------

------------------------

 * Non-income producing security.
** Brookfield Properties Corp. is a Canadian company listed on the Toronto Stock
   Exchange. The market value of the Fund's position in Canadian dollars on March 31, 1999 was $3,380,220 based on a Canadian dollar exchange rate on March 31, 1999 of 0.661 to 1 U.S. dollar.

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.
                            FINANCIAL HIGHLIGHTS'D'
                           MARCH 31, 1999 (UNAUDITED)

                                                                                               NET ASSET VALUE
                                                                      TOTAL NET ASSETS            PER SHARE
                                                                 ---------------------------   ----------------
NET ASSET VALUE:
Beginning of period: 12/31/98..................................                 $ 55,159,202             $20.88
      Net investment income....................................  $    106,978                  $ 0.05
      Net realized and unrealized loss on investments..........    (2,670,821)                  (1.15)
                                                                                               ------
      Capital stock transactions:
            Sold...............................................     1,439,796
            Redeemed...........................................   (11,368,831)
                                                                 ------------
Net decrease in net asset value................................                  (12,492,878)             (1.10)
                                                                                ------------             ------
End of period: 3/31/99.........................................                 $ 42,666,324             $19.78
                                                                                ------------             ------
                                                                                ------------             ------

------------------------
'D' Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

                    TOTAL RETURNS
            (PERIODS ENDED MARCH 31, 1999)

                            SINCE INCEPTION (5/8/97)
         ONE YEAR                 (ANNUALIZED)
--------------------------  ------------------------

         -35.37%                  -6.07%

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
 Martin Cohen                                              757 Third Avenue
 Director and President                                    New York, NY 10017
 Gregory C. Clark                                          (212) 832-3232
 Director                                                  FUND ADMINISTRATOR AND TRANSFER AGENT
 George Grossman                                           Chase Global Funds Services Co.
 Director                                                  73 Tremont Street
 Jeffrey H. Lynford                                        Boston, MA 02108
 Director                                                  (800) 437-9912
 Willard H. Smith, Jr.                                     CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
 Elizabeth O. Reagan                                       One Chase Manhattan Plaza
 Vice President                                            New York, NY 10081
 Adam Derechin                                             LEGAL COUNSEL
 Vice President and Assistant Treasurer                    Simpson Thatcher & Bartlett
                                                           425 Lexington Avenue
                                                           New York, NY 10017
                                                           NASDAQ Symbol: CSSPX
                                                           Website: www.cohenandsteers.com
                                                           Net asset value (NAV) can be found in the daily mutual
                                                           fund listings in the financial section of most major
                                                           newspapers under Cohen & Steers.

                                                           This report is authorized for delivery only to
                                                           shareholders of Cohen & Steers Special Equity Fund, Inc.
                                                           unless accompanied or preceded by the delivery of a
                                                           currently effective prospectus setting forth details of
                                                           the Fund. Past performance of course is no guarantee of
                                                           future results and your investment may be worth more or
                                                           less at the time you sell.

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
COHEN & STEERS                                             First Class Mail
SPECIAL EQUITY FUND                                          U.S. POSTAGE
757 THIRD AVENUE                                                 PAID
NEW YORK, NY 10017                                            Boston, MA
                                                            Permit No. 56712



                            COHEN & STEERS
                          -------------------
                          SPECIAL EQUITY FUND


                          --------------------
                            QUARTERLY REPORT
                              MARCH 31,1999






                          STATEMENT OF DIFFERENCES
                          ------------------------

 The dagger symbol shall be expressed as................................ 'D'